UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTAEX

Putnam Tax Exempt Income Fund

Semiannual report 3|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 8.8%, assuming the maximum 43.4% federal tax rate for 2013.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Putnam Tax Exempt Income Fund posted gains during the first half of its fiscal year. How would you describe the investment environment?

Over the past six months, municipal bonds continued to post gains despite some heightened uncertainty for investors as 2012 came to a close and a bit of a pull-back in March 2013. For much of the period, investor and media attention centered on the fiscal cliff looming at the end of 2012. As part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect in January 2013 — a situation that many investors and analysts assumed would be avoided via last-minute legislation. While that turned out to be the case, uncertainty surrounding the nature of the agreement Congress would ultimately reach to avert the across-the-board tax hikes and draconian spending cuts contributed to a municipal bond sell-off in December.

Regarding recent performance, the beginning of the year tends to be one of tempered demand, particularly as individual investors are making adjustments to their portfolios in light of tax season. At the same time, issuance tends to be lighter before picking back up at the end of the quarter in March. This seasonal trend, along with an increase in Treasury rates, is part of the reason for the municipal bond market’s negative performance in March.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Tax Exempt Income Fund	5

Despite the muted performance in recent months, we continue to see some encouraging trends. Refinancing activity has been high, as issuers are retiring higher-coupon bonds whenever possible and replacing them with lower-yielding debt. While this makes it difficult to add higher-yielding securities to the portfolio, at the same time it has helped buoy prices and demand — the seasonal weakness notwithstanding — and this has been true particularly for more seasoned bonds with coupons above today’s prevailing rates. In addition, the increased clarity, at least for the near future, that surrounds tax rates is in our view likely to have a positive influence on the market.

Against this backdrop, tax-exempt bonds posted gains and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, the fund outperformed its benchmark index, although it did trail the average return of its Lipper peer group.

You mentioned the fiscal cliff and related legislation. What effects have policy developments had on the municipal bond market?

For months now, the focal point for many discussions about municipal bonds has been federal policy and the potential risks it entails. By way of background, on January 1, Congress enacted a last-minute tax deal to raise rates on top earners while preserving existing brackets for most other taxpayers. While the new higher rates for top earners have likely bolstered demand for municipal bonds by making their taxable equivalent yields that much more attractive, the correlation between tax rates and demand is never one to one. Taxes are one factor among many that investors consider when weighing their options for their fixed-income portfolios

Top ten state allocations are shown as a percentage of portfolio market value. Investments in Puerto Rico represented 3.1% of portfolio market value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Tax Exempt Income Fund

and, to that end, the question of whether the income from municipal bonds will remain fully tax free is still unsettled.

One potential outcome in a “grand bargain” on tax reform would cap the level of municipal bond interest that can be claimed tax free, possibly at 28%. While we are skeptical of the prospects for any further significant tax reform under a divided Congress, and believe this particular outcome is unlikely, we do believe it remains a possibility. It is highly likely, however, that changes to the tax treatment of municipal bonds will continue to be floated in any negotiations about tax reform, so some short-term headline risk does exist. We are monitoring the situation closely.

Beyond the issue of taxes, since January much of the talk from the political class has revolved around sequestration, the other half of the fiscal cliff that mandated 2% across-the-board spending cuts. While the political rhetoric associated with those cuts often has painted them as catastrophic, we believe the fallout for most states is likely to be fairly benign. The cuts certainly won’t be beneficial for states and local communities, but we believe the effects will not be extremely widespread and the impact will be staggered over time. Sectors and localities that benefit most from federal support and areas that are heavily reliant on military and defense spending are the most likely to be negatively affected, we believe. But at this point, it is difficult to quantify exactly how

Credit qualities are shown as a percentage of portfolio market value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Tax Exempt Income Fund	7

sequestration will impact states’ finances. The ultimate impact will depend on how well these states have prepared and budgeted for the sequestration cuts.

Outside of sequestration, how are states’ finances faring today?

We generally have seen improvements across the board. For fiscal year 2013, 48 states are projecting increased tax revenues versus those of 2012, according to the National Conference of State Legislatures. While this is an encouraging trend, challenges continue to exist at the local level. Many states have lowered expenses by reducing their financial support to cities and counties, and should the economy begin to decelerate in the first half of 2013, we believe that would almost certainly negatively affect municipal finances. It is important to recall that general obligation bonds comprise approximately a third of the overall municipal market, while two thirds are revenue bonds. Generally speaking, we feel that revenue credits are faring well, and we continue to see opportunities in higher education, utility, and health-care bonds, among others.

What has the default picture looked like in the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.6 trillion municipal bond market. This default rate is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do expect to see occasional isolated incidents of insolvency, however, which can create headline risk. For example, in Michigan a fiscal emergency was recently declared in Detroit, which has been in financial distress for some time now. In other news, Puerto Rico was downgraded by credit rating agencies Moody’s and Standard & Poor’s. The

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of portfolio market value. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Tax Exempt Income Fund

government of Puerto Rico has since put in proposals for pension reform in an attempt to mend its credit profile. Perhaps most significant, however, is the bankruptcy proceedings in Stockton, California. That city filed for bankruptcy protection last summer, and the eventual outcome of the legal proceedings, with bondholders on one side and pension funds on the other, may set a precedent in the market, and could impact how other distressed cities negotiate with creditors.

How did you position the portfolio during the period?

As has been the case for some time, we continue to favor essential service revenue bonds over local general obligation bonds. From a credit-quality perspective, the BBB-rated segment of the curve continues to offer attractive relative value opportunities, in our analysis. In terms of maturities, we find 10 to 15 years to be the optimal part of the yield curve in today’s environment. For several months now, we have maintained a slightly higher than normal cash weighting in the portfolio, which has helped to offset some of the recent interest-rate volatility. We anticipate maintaining that stance through the spring. As mentioned before, seasonal issuance tends to pick up as we move into the second quarter before slowing in June and through the summer months. If there is a technical imbalance throughout the spring months, our positioning should allow us to take advantage of any dislocations in the market.

What is your outlook for the coming months?

We continue to have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While spreads are much narrower than they were at their peak, they remain attractive within certain credit-quality buckets. Although they were a little softer in March, technical factors in the market — specifically, continued refunding activity and solid investor demand — generally have remained decent in recent months. While investors now have more near-term certainty on tax rates for 2013, there is still much to be resolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the funds accordingly, based on our analysis.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

Tax Exempt Income Fund	9

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.85%	6.73%	6.07%	6.07%	5.99%	5.99%	6.44%	6.34%	6.89%

10 years	60.58	54.16	51.08	51.08	48.48	48.48	55.95	50.88	62.57
Annual average	4.85	4.42	4.21	4.21	4.03	4.03	4.54	4.20	4.98

5 years	33.16	27.83	29.10	27.10	28.08	28.08	31.08	26.82	34.57
Annual average	5.89	5.03	5.24	4.91	5.08	5.08	5.56	4.87	6.12

3 years	21.56	16.70	19.27	16.27	18.85	18.85	20.49	16.58	22.33
Annual average	6.73	5.28	6.05	5.15	5.93	5.93	6.41	5.25	6.95

1 year	6.13	1.88	5.34	0.34	5.29	4.29	5.69	2.26	6.23

6 months	1.09	–2.95	0.77	–4.19	0.70	–0.30	0.83	–2.44	1.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Tax Exempt Income Fund	11

Fund price and distribution information For the six-month period ended 3/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.169118		$0.140506	$0.133685	$0.156282		$0.178955

Capital gains [2]	—		—	—	—		—

Total	$0.169118		$0.140506	$0.133685	$0.156282		$0.178955

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/12	$9.08	$9.46	$9.08	$9.10	$9.11	$9.42	$9.10

3/31/13	9.01	9.39	9.01	9.03	9.03	9.33	9.02

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.71%	3.56%	3.07%	2.92%	3.42%	3.31%	3.92%

Taxable equivalent [4]	6.55	6.29	5.42	5.16	6.04	5.85	6.93

Current 30-day SEC yield [5]	N/A	2.13	1.59	1.44	N/A	1.87	2.43

Taxable equivalent [4]	N/A	3.76	2.81	2.54	N/A	3.30	4.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Tax Exempt Income Fund

Comparative index returns For periods ended 3/31/13

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.09%

10 years	63.00%	53.66
Annual average	5.01	4.37

5 years	34.47	32.02
Annual average	6.10	5.70

3 years	19.86	21.00
Annual average	6.23	6.55

1 year	5.25	6.31

6 months	0.96	1.23

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 264, 252, 225, 202, 162, and 9 funds respectively in this Lipper category.

† The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/12	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 3/31/13	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Tax Exempt Income Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.76	$6.91	$7.66	$5.16	$2.66

Ending value (after expenses)	$1,010.90	$1,007.70	$1,007.00	$1,008.30	$1,010.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.67

Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Tax Exempt Income Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Tax Exempt Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund	17

The fund’s portfolio 3/31/13 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
Cmnwlth. of PR Gtd. Commonwealth of Puerto	PSFG Permanent School Fund Guaranteed
Rico Guaranteed	Radian Insd. Radian Group Insured
COP Certificates of Participation	SGI Syncora Guarantee, Inc.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset every one or seven
Association Collateralized	days. The rate shown is the current interest rate at
FRB Floating Rate Bonds: the rate shown is	the close of the reporting period.
the current interest rate at the close of the
reporting period

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value

Alabama (0.9%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$630,000	$634,139

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,537,740

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	3,750,000	4,089,188

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	3,500,000	3,975,195

			10,236,262
Arizona (2.4%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	2,850,000	2,938,407

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	4,875,000	5,532,345

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	2,122,880

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	3,500,000	3,719,345

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,891,789

Mesa, St. & Hwy. Rev. Bonds
5s, 7/1/22	AA	2,000,000	2,397,560
5s, 7/1/21	AA	1,500,000	1,795,050

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/29	Aa1	5,000,000	5,892,100

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Yavapai Regl. Med. Ctr.),
Ser. A, 6s, 8/1/33	Baa2	500,000	507,985

			28,797,461

18	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Arkansas (0.1%)
Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	$1,000,000	$1,009,480

			1,009,480
California (10.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/42	BBB	1,300,000	1,383,018

Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,553,700

CA Edl. Fac. Auth. Rev. Bonds
(U. of The Pacific), 5s, 11/1/36	A2	2,000,000	2,062,320
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	2,000,000	2,060,140
(Scripps College), 5s, 8/1/31	A1	500,000	501,365
(Pacific U.), Ser. A, 5s, 11/1/30	A2	750,000	826,875
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,269,140

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	A	5,750,000	5,545,300

CA Infrastructure & Econ. Dev. Bank Rev.
Bonds (Science Ctr. Phase II), Ser. B, FGIC,
NATL, 5s, 5/1/23	A–/P	640,000	667,386

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	2,600,000	2,733,926

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5 7/8s, 10/1/34	Baa1	1,500,000	1,630,425

CA Poll. Control Fin. Auth. Rev. Bonds (Wtr.
Furnishing), 5s, 7/1/37	Baa3	3,000,000	3,112,230

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	10,000,000	12,314,100
5 3/4s, 4/1/31	A1	15,000,000	17,652,600
5 1/2s, 3/1/40	A1	10,300,000	12,057,386
FGIC, NATL, 5s, 6/1/26	A1	5,000,000	5,610,800

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	5,000,000	5,803,850

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	2,000,000	2,471,340
Ser. A-1, 6s, 3/1/35	A2	3,100,000	3,740,956
(Capital Projects), Ser. A, 5s, 4/1/29	A2	3,605,000	3,992,790

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5s, 9/1/35	BBB+	585,000	636,474

Golden State Tobacco Securitization Corp. Rev.
Bonds (Tobacco Settlement), Ser. B, AMBAC, 5s,
6/1/38 (Prerefunded 6/1/13)	Aaa	530,000	534,145

Los Angeles, Dept. Arpt. Rev. Bonds (Sr. Intl.
Private Activity), Ser. A
5s, 5/15/29	AA	2,060,000	2,344,136
5s, 5/15/28	AA	1,000,000	1,142,170

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 5s, 1/1/32	A	1,000,000	1,097,880

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. I, 5s, 7/1/26	Aa2	5,000,000	5,812,500

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	2,250,000	3,064,883

Tax Exempt Income Fund	19

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

California cont.
Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P
5s, 5/1/33	A+	$1,240,000	$1,343,404
5s, 5/1/31	A+	1,000,000	1,092,980

Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A2	4,000,000	2,147,640

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	A–	7,500,000	4,902,225

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	1,650,000	1,900,421

Sacramento, Regl. Trans. Dist. Rev.
Bonds (Farebox)
5s, 3/1/27	A2	500,000	557,550
5s, 3/1/25	A2	1,000,000	1,131,280

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
5s, 5/1/29	A1	200,000	229,010
5s, 5/1/28	A1	1,000,000	1,153,590

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/26	Aa3	9,560,000	5,118,615

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	A+	4,000,000	4,285,440

			129,483,990
Colorado (1.2%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	1,500,000	1,554,885
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,096,150
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	1,650,000	1,743,110
(Evangelical Lutheran), 5s, 6/1/16	A3	820,000	858,212

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
5s, 11/15/28	A1	1,500,000	1,688,850

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa2	1,750,000	1,881,425
Ser. A, NATL, zero %, 9/1/34	Baa2	13,000,000	4,496,830

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	861,270

			14,180,732
Connecticut (—%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. B,
6 1/8s, 1/1/14	BB/P	165,000	165,167

			165,167
Delaware (0.5%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,903,592
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	4,531,296

			6,434,888
District of Columbia (1.5%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26
(Prerefunded 6/1/15)	Aa2	5,005,000	5,501,046

DC Rev. Bonds (Howard U.), Ser. A,
6 1/2s, 10/1/41	A3	5,000,000	5,953,600

20	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

District of Columbia cont.
DC Ballpark Rev. Bonds, Ser. B-1, FGIC,
NATL, 5s, 2/1/25	A2	$1,035,000	$1,089,876

DC U. Rev. Bonds (Gallaudet U.)
5 1/2s, 4/1/41	A+	2,000,000	2,229,600
5 1/2s, 4/1/34	A+	1,000,000	1,135,430

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	2,905,210

			18,814,762
Florida (7.6%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	4,000,000	4,913,720

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2
5s, 10/1/37	A1	1,750,000	1,898,628
5s, 10/1/31	A1	175,000	193,370

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	A1	2,500,000	2,775,150

Double Branch Cmnty. Dev. Dist. Special
Assessment Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	890,000	876,561

FL Hsg. Fin. Corp. Rev. Bonds
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 3/4s, 1/1/37	Aa1	530,000	554,958
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA
Coll, FHLMC Coll., 4.95s, 7/1/37	Aa1	1,110,000	1,148,661

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	1,550,000	1,811,981

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	3,300,000	3,662,010

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	A+/P	17,175,000	20,184,232

Hillsborough Cnty., Cmnty. Investment
Tax Rev. Bonds, AMBAC, 5s, 5/1/24
(Prerefunded 11/1/13)	AA	1,250,000	1,297,038

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (9/1/13) (Tampa Elec.
Co.), Ser. B, 5.15s, 9/1/25	A3	1,125,000	1,146,454

Kissimmee, Util. Auth. Rev. Bonds, AGM,
5 1/4s, 10/1/18	A1	2,270,000	2,318,147

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	6,184,970

Leesburg, Cap. Impt. Rev. Bonds, FGIC, NATL,
5 1/4s, 10/1/27	A1	1,600,000	1,691,520

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa2	5,000,000	5,515,750

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/41	A2	5,000,000	5,494,100

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, NATL, 5 1/4s, 7/1/26	A3	3,000,000	3,166,110

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	5,564,350

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	270,000	179,547

Tax Exempt Income Fund	21

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Florida cont.
Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds (Barry
U.), 5 1/4s, 10/1/30	BBB	$1,300,000	$1,424,098

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	2,125,460

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23 (Prerefunded 7/1/14)	Aa3	4,300,000	4,551,937

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15 (Escrowed
to maturity)	AA–	4,800,000	5,604,336

Sunrise, Util. Syst. Rev. Bonds, AMBAC
5.2s, 10/1/22	AA–	3,405,000	3,879,861
5.2s, 10/1/22 (Prerefunded 10/1/20)	AA–	2,590,000	3,131,621

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	CCC/P	100,000	99,781

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BB–/P	825,000	837,243

			92,231,594
Georgia (1.8%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	1,895,000	2,360,829
(Hartsfield-Jackson Intl. Arpt.),
Ser. A, 5s, 1/1/35	A1	2,000,000	2,237,320

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,493,150

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18
(Escrowed to maturity)	AA+	760,000	867,297

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	2,250,000	2,469,150

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,611,620

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	370,000	438,280

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U.,
Inc.), 7s, 6/15/39	Ba3	3,450,000	3,708,302

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,957,937

			22,143,885
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5s, 10/1/34	BBB	200,000	215,834
5s, 10/1/30	AA–	500,000	566,620

			782,454
Illinois (4.6%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	6,000,000	6,582,540

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	1,650,000	1,901,048
Ser. A, 5 5/8s, 1/1/35	A2	2,000,000	2,310,960
Ser. F, 5s, 1/1/40	A2	3,700,000	4,023,713

Chicago, Wtr. Rev. Bonds
5s, 11/1/42	Aa3	3,000,000	3,309,480
AGM, 5s, 11/1/25	Aa3	4,750,000	5,474,090

22	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s,
11/15/29 (Prerefunded 11/15/14)	AA	$1,250,000	$1,345,100

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,312,303

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A2	2,520,000	3,077,827
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,500,000	6,565,570
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,278,175
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	2,000,000	2,268,820
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,112,420
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB/P	3,000,000	3,009,120

IL State G.O. Bonds
5s, 3/1/34	A2	1,250,000	1,336,113
5s, 8/1/21	A2	5,500,000	6,309,435

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	Aa3	1,000,000	1,125,320

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,610,272

			55,952,306
Indiana (2.6%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A2	6,150,000	7,255,893

IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.17s, 10/1/32	A-1+	1,690,000	1,690,000

IN State Fin. Auth. VRDN, Ser. A-2, 0.15s, 2/1/37	VMIG1	7,900,000	7,900,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,510,698
(Butler U.), Ser. B, 5s, 2/1/27	BBB+	1,435,000	1,615,753

IN State Fin. Auth. Edl. Fac. VRDN, Ser. A-1,
0.15s, 2/1/37	VMIG1	1,200,000	1,200,000

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	4,500,000	5,091,795

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,815,850
NATL, 5.6s, 11/1/16	Baa2	2,750,000	3,062,923

			32,142,912
Iowa (0.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	80,000	81,095

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care
Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,651,150

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	750,000	721,448

			3,453,693
Kansas (0.7%)
KS State Dev. Fin. Auth. Rev. Bonds
Ser. K, NATL, 5 1/4s, 11/1/26	Aa2	1,355,000	1,569,212
Ser. K, NATL, 5 1/4s, 11/1/25	Aa2	1,620,000	1,879,978
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	3,087,195

Lenexa, Hlth. Care Fac. Rev. Bonds,
5 1/2s, 5/15/39	BB/P	1,500,000	1,521,930

			8,058,315

Tax Exempt Income Fund	23

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Kentucky (0.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (Louisville
Arena), Ser. A-1, AGO, 6s, 12/1/42	AA–	$3,500,000	$3,785,985

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	855,000	927,128

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,197,080

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,115,370

			10,025,563
Louisiana (1.1%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy
LA LLC), 5s, 6/1/30	A3	5,000,000	5,280,000

Stadium & Exposition Dist. Rev. Bonds, Ser. A
5s, 7/1/36	A3	2,225,000	2,483,723
5s, 7/1/32	A3	3,500,000	3,938,900

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 1/2s, 5/15/30	A1	1,450,000	1,475,839

			13,178,462
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,100,000	1,338,524

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	1,590,000	1,723,926

			3,062,450
Massachusetts (4.5%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.7s, 1/1/31	AA	4,295,000	4,656,553

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	6,750,000	7,370,190

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	1,124,452
(Berklee College of Music), 5 1/4s, 10/1/41	A2	5,500,000	6,070,130
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,502,983
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,192,860

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	2,980,356
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	4,531,840
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,193,880
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,550,000	2,806,122
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	660,702
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	466,065
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	AA	3,305,000	3,569,400
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,550,836

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.1s, 12/1/30	Aa3	2,500,000	2,640,925

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Escrowed to maturity)	AA–/P	1,045,000	1,077,228

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5 1/4s, 7/1/36	A1	2,000,000	2,279,400
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,000,000	2,301,200

			54,975,122

24	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Michigan (2.4%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	B	$500,000	$447,560

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	4,040,000	4,611,862

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 3/8s, 7/1/35	Ba1	1,250,000	1,469,113

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	BB–/P	400,000	400,524

MI Fin. Auth. Rev. Bonds (Revolving
Fund-Clean Wtr.)
5s, 10/1/29	AAA	2,000,000	2,368,280
5s, 10/1/27	AAA	2,000,000	2,399,680

MI Higher Ed. Fac. Auth. VRDN (U. of Detroit
Mercy), 0.15s, 11/1/36	VMIG1	1,200,000	1,200,000

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,831,125
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	8,160,000	8,606,760
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	915,000	1,001,577

MI State Strategic Fund Ltd. Mandatory Put Bonds
(Dow Chemical)
(6/2/14) Ser. A-1, 6 3/4s, 6/2/14	Baa2	700,000	746,788
(6/1/13) Ser. A-2, 5 1/2s, 12/1/28	Baa2	3,500,000	3,526,495

			29,609,764
Minnesota (1.0%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,769,232

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	2,000,000	2,085,060

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.12s, 11/15/38	VMIG1	800,000	800,000

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	2,155,000	2,246,243

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,343,650

St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	3,500,000	3,565,030

			11,809,215
Mississippi (0.4%)
Jackson Cnty., VRDN (Chevron USA, Inc.),
0.13s, 6/1/23	P-1	1,100,000	1,100,000

MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,006,480

MS Home Corp. Rev. Bonds, Ser. B-2, GNMA Coll.,
FNMA Coll., 6.45s, 12/1/33	Aa1	815,000	856,818

			4,963,298
Missouri (0.5%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,595,848
(Still U. Hlth. Sciences), 5 1/4s, 10/1/31	A–	1,000,000	1,102,140

Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Missouri cont.
MS State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	$2,000,000	$2,086,500

			5,784,488
Montana (0.5%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.15s, 12/1/25	VMIG1	5,840,000	5,840,000

			5,840,000
Nebraska (0.3%)
NE Pub. Pwr. Dist. Rev. Bonds
Ser. A, 5s, 1/1/34	A1	1,000,000	1,131,410
Ser. A, 5s, 1/1/33	A1	1,000,000	1,135,490
Ser. C, 5s, 1/1/26	A1	700,000	789,166

			3,056,066
Nevada (0.9%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	980,000	1,067,632

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A–	7,570,000	7,760,234

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.14s, 6/1/42	VMIG1	2,700,000	2,700,000

			11,527,866
New Hampshire (1.2%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	1,000,000	1,000,280

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Concord
Hosp. Oblig. Group), Ser. A, 5s, 10/1/43	A2	1,000,000	1,085,760

NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.15s, 7/1/33	VMIG1	10,430,000	10,430,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,253,140

			14,769,180
New Jersey (4.9%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	3,000,000	3,456,300
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,000,000	2,328,500
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,000,000	3,128,310

NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	A1	8,760,000	5,626,373

NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,337,818
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	A1	5,500,000	6,195,145
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	7,328,370
5s, 6/15/26	Baa1	500,000	567,800

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.6s, 11/1/34	A2	2,000,000	2,257,220
Ser. D, 4 7/8s, 11/1/29	A2	1,100,000	1,166,044

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,473,538

26	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	$3,000,000	$3,321,900

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 6s, 6/15/35	A1	3,000,000	3,649,770
(Trans. Program), Ser. AA, 5s, 6/15/38	A1	4,750,000	5,294,208

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded 6/1/13)	Aaa	2,000,000	2,021,220
6 3/8s, 6/1/32 (Prerefunded 6/1/13)	Aaa	1,520,000	1,535,200

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	4,750,000	5,198,970

			59,886,686
New Mexico (0.8%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	2,188,576
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa1	4,500,000	5,053,905

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/32	BBB–	2,155,000	2,311,367

			9,553,848
New York (8.7%)
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	3,000,000	3,496,410

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	2,500,000	2,788,600
5s, 11/15/29	A2	12,000,000	13,786,200

Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,309,140

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	1,300,000	1,340,430

NY City, G.O. Bonds, Ser. F, 5s, 8/1/31	Aa2	4,000,000	4,599,520

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	316,188

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	200,000	200,500

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. FF, 5s, 6/15/45	AA+	6,000,000	6,657,540

NY City, Transitional Fin. Auth. Rev. Bonds (Future
Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,771,700

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa3	10,900,000	13,401,986
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	12,485,000	14,307,435
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s,
7/1/32 (Prerefunded 7/1/13)	Baa1	600,000	607,704
(Winthrop Nassau U.), 5 1/2s, 7/1/23
(Prerefunded 7/1/13)	Baa1	750,000	759,630
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa3	23,100,000	27,425,475
(Brooklyn Law School), Ser. B, SGI, 5 3/8s,
7/1/22 (Prerefunded 7/1/13)	Baa1	1,000,000	1,012,540

Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Brooklyn Law School),
Ser. A, 5s, 7/1/23	Baa1	$1,000,000	$1,179,840

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	597,250

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	746,835

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	1,975,000	1,975,119

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa3	2,250,000	2,613,960

			105,894,002
North Carolina (1.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,551,475
AMBAC, 6s, 1/1/18	Baa1	7,000,000	8,519,630

NC Hsg. Fin. Agcy. FRB (Homeownership),
Ser. 26-A, 5 1/2s, 1/1/38	Aa2	290,000	295,200

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.),
Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,543,176
Ser. A, 5s, 1/1/30	A2	1,200,000	1,336,440
Ser. B, 5s, 1/1/29	A2	2,000,000	2,300,580
Ser. B, 5s, 1/1/28	A2	1,850,000	2,137,268

			18,683,769
Ohio (5.1%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A,
5s, 2/15/38	A1	5,000,000	5,416,500

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	9,600,000	8,575,296
5 1/8s, 6/1/24	B3	4,905,000	4,510,295

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/31	A–	1,200,000	1,326,900

Hamilton Cnty., Hlth. Care Rev. Bonds (Life
Enriching Cmntys.), 5s, 1/1/32	BBB	1,000,000	1,064,190

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds (Metro.
Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,844,942

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA–	5,000,000	5,587,300

Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30
(Prerefunded 11/1/14)	A1	3,500,000	3,773,665

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, 5s, 11/1/28	Aaa	1,660,000	1,790,127

OH State Higher Edl. Fac. Mandatory Put Bonds
(7/1/15) (Kenyon College), 4.95s, 7/1/37	A1	5,300,000	5,724,000

OH State Higher Edl. Fac. Commn. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39
(Prerefunded 1/15/15)	A2	5,000,000	5,568,350

28	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Commn. VRDN
(Cleveland Clinic Foundation), Ser. B-4,
0.14s, 1/1/43	VMIG1	$2,450,000	$2,450,000

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	5,000,000	5,390,300

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	1,350,000	1,487,619

Youngstown State U. Rev. Bonds, 5s, 12/15/25	A1	2,000,000	2,227,220

			61,736,704
Oklahoma (0.3%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	355,000	359,544

OK State Tpk. Auth. VRDN, Ser. F, 0.14s, 1/1/28	VMIG1	3,150,000	3,150,000

			3,509,544
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	2,000,000	2,353,300

			2,353,300
Pennsylvania (3.6%)
Allegheny Cnty., G.O. Bonds, Ser. C-70,
5s, 12/1/37	A1	6,875,000	7,571,644

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,824,115

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	2,250,000	2,425,118
5s, 5/1/32	Baa2	450,000	492,206

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	1,465,000	1,642,602
5.15s, 1/1/18	BBB+	665,000	736,441

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	A1	5,500,000	6,204,880

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	1,275,000	1,372,321

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,443,440

PA State Econ. Dev. Fin. Auth. Rev. Bonds (Forum
Place), 5s, 3/1/29	AA–	2,890,000	3,247,551

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,000,000	1,114,000
(U. of Sciences Philadelphia), 5s, 11/1/42	A3	1,500,000	1,633,275

PA State Pub. School Bldg. Auth. Rev. Bonds
(School Dist. Philadelphia)
5s, 4/1/24	Aa3	1,000,000	1,145,610
5s, 4/1/23	Aa3	1,000,000	1,156,640

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	3,089,158

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/13
(In default) †	D/P	5,390,105	539

Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/25	A1	$2,500,000	$2,863,125

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA–	3,000,000	3,270,270

			44,232,935
Puerto Rico (3.0%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	BBB+	2,500,000	2,391,675
Ser. TT, 5s, 7/1/37	BBB+	5,000,000	4,705,250
Ser. RR, FGIC, NATL, 5s, 7/1/23	BBB+	4,395,000	4,430,819

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. B, 5s, 12/1/13	BBB	250,000	255,228

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	250,000	250,000

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	Baa3	1,895,000	2,080,255
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	Baa3	2,220,000	2,050,547

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	15,000,000	16,114,950
Ser. C, 5 1/4s, 8/1/40	Aa3	4,500,000	4,751,145

			37,029,869
Rhode Island (0.2%)
RI State Hlth. & Edl. Bldg. Corp. Higher Edl. Fac.
Rev. Bonds (Providence College), 5s, 11/1/34	A2	750,000	833,895

RI State Hlth. & Edl. Corp. Higher Edl. Fac. Rev.
Bonds (Providence College), 5s, 11/1/41	A2	2,000,000	2,178,800

			3,012,695
South Carolina (0.6%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	Aa3	5,000,000	5,506,050

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aa1	135,000	136,041

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	1,115,000	1,135,951
U.S. Govt. Coll., 6s, 8/1/20
(Prerefunded 8/1/13)	Baa1	135,000	137,537

			6,915,579
Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	3,550,000	4,145,513

TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5 1/4s, 9/1/20	A–	4,000,000	4,657,520

			8,803,033
Texas (11.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	CCC/P	624,000	406,623
U.S. Govt. Coll., 7s, 11/15/33
(Prerefunded 11/15/13)	CCC/P	91,000	94,526
5 7/8s, 11/15/18 (In default) †	CCC/P	1,490,000	995,648

30	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/25	Aaa	$2,000,000	$2,265,200

Angleton, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,548,235

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AA–	2,550,000	2,841,006

Brazos River Harbor Naval Dist. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,268,300

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	3,450,000	3,897,086

Clear Creek, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5s, 2/15/24	AAA	1,000,000	1,225,310

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	10,270,640

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	3,260,000	3,932,342

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5s, 6/1/28	Baa3	1,300,000	1,446,653

Houston, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 7/1/25	A	3,500,000	3,966,760

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A, 5s, 2/15/32	BBB	1,250,000	1,355,100

Houston, Util. Syst. Rev. Bonds, Ser. A,
5s, 11/15/33	AA	6,500,000	7,421,895

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,956,904

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, AGM,
5s, 10/1/16	AA–	750,000	827,640

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	4,445,700

Lower CO River Auth. Rev. Bonds
FHLMC Coll, FNMA Coll., Ser. A, 7 1/4s,
5/15/37 (Prerefunded 5/15/15)	A/P	1,965,000	2,250,672
5 3/4s, 5/15/37	A1	105,000	112,327
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	A1	1,070,000	1,191,734
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	AAA/P	25,000	27,844
U.S. Govt. Coll., 5 3/4s, 5/15/28
(Prerefunded 5/15/15)	AAA/P	145,000	161,497
5 3/4s, 5/15/28	A1	180,000	195,050
U.S. Govt. Coll., 5 3/4s, 5/15/28
(Prerefunded 5/15/15)	A1	1,675,000	1,865,565

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	3,630,000	3,865,043

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	2,363,378

Montgomery Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 3/1/21	Aa1	1,750,000	1,954,085

Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Thruway Auth. Rev. Bonds, Ser. D, AGO,
zero %, 1/1/28	AA–	$11,620,000	$6,387,398

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	5,200,000	6,095,648
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	3,019,418
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,396,750
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	5,576,450

North TX, Tollway Auth. stepped-coupon
Rev. Bonds (1st Tier), Ser. I, zero %, (6 1/2s,
1/1/15), 1/1/43 ††	A2	9,700,000	10,642,258

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	AA–	1,415,000	1,516,993

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.17s, 11/15/33	VMIG1	1,300,000	1,300,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,067,810
5 1/4s, 11/15/22	A–	2,500,000	2,718,250

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/26	A–	5,000,000	5,885,800

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6 7/8s, 12/31/39	Baa2	1,650,000	1,957,874

TX State Affordable Hsg. Corp. Single Fam.
Mtge. Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	1,030,587	1,095,081

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	5,573,920

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/30	A3	2,500,000	2,670,175

TX State Trans. Comm. Tpk. Syst. Mandatory
Put Bonds (2/15/15) (1st Tier), Ser. B,
1 1/4s, 8/15/42	A–	2,000,000	2,015,900

TX State Trans. Comm. Rev. Bonds, 5s, 4/1/26	Aaa	7,585,000	8,470,700

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,819,791

Victoria, Util. Syst. Rev. Bonds, AMBAC,
5s, 12/1/27	AA–	3,960,000	4,514,519

			144,877,498
Utah (1.0%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs.,
Inc.), Ser. A, 0.14s, 5/15/37	VMIG1	8,000,000	8,000,000

Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp., Inc.), Ser. A, U.S. Govt. Coll., 8 1/8s,
5/15/15 (Escrowed to maturity)	AA+	1,805,000	1,928,029
(IHC Hosp., Inc.), AMBAC, U.S. Govt. Coll.,
6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,700,000	1,704,641

			11,632,670

32	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Vermont (—%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.),
Ser. 23, AGM, 5s, 5/1/34	Aa3	$5,000	$5,012

			5,012
Virginia (2.3%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	1,575,000	1,812,967

Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds
(VA United Methodist Homes, Inc.), 5s, 6/1/25	BB+/P	410,000	440,192
(VA United Methodist Homes, Inc.), 5s, 6/1/23	BB+/P	445,000	484,529

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	AA–	14,650,000	16,990,924

VA State Small Bus. Fin. Auth. Rev. Bonds
(Express Lanes, LLC), 5s, 7/1/34	BBB–	1,200,000	1,247,292

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	7,559,913

			28,535,817
Washington (2.6%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No.
1 Production Syst.), FGIC, NATL
5s, 9/1/25	A1	695,000	720,896
5s, 9/1/24	A1	615,000	638,960

Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	A3	1,105,000	1,144,051

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28 (Prerefunded 1/1/15)	Aa1	8,320,000	8,999,827
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24
(Prerefunded 7/1/14)	Aa1	5,270,000	5,582,195

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 1/4s, 10/1/37	Baa1	1,110,000	1,208,701
5s, 10/1/27	Baa1	1,000,000	1,118,160

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,250,000	1,447,075
(Catholic Hlth. Initiatives), Ser. D,
6 3/8s, 10/1/36	Aa3	7,050,000	8,598,110
Ser. B, NATL, 5s, 2/15/27	Baa2	2,140,000	2,287,639

			31,745,614
West Virginia (0.8%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa3	2,500,000	2,662,475

WV State Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A, NATL, 5s,
6/1/29 (Prerefunded 6/1/14)	Aa2	6,200,000	6,538,954

WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co. — Amos), Ser. A,
5 3/8s, 12/1/38	Baa2	1,000,000	1,117,160

			10,318,589

Tax Exempt Income Fund	33

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Wisconsin (0.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	$1,000,000	$1,094,930

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	4,299,645

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,482,820

			8,877,395
Wyoming (0.7%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	3,000,000	3,428,490

WY Muni. Pwr. Agcy. Pwr. Supply Rev.
Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	3,156,104
5 1/2s, 1/1/33	A2	1,410,000	1,592,672

			8,177,266

Total municipal bonds and notes (cost $1,085,248,286)			$1,198,271,200

PREFERRED STOCKS (0.5%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5,
$5.00 cum. pfd.		4,000,000	$4,003,240

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	2,001,120

Total preferred stocks (cost $6,000,000)			$6,004,360

TOTAL INVESTMENTS

Total investments (cost $1,091,248,286)			$1,204,275,560

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,216,877,746.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

34	Tax Exempt Income Fund

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.2%
Utilities	15.9
State government	13.5
Transportation	11.6
Local government	10.2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,198,271,200	$—

Preferred stocks	—	6,004,360	—

Totals by level	$—	$1,204,275,560	$—

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	35

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,091,248,286)	$1,204,275,560

Cash	82,798

Interest and other receivables	17,065,535

Receivable for shares of the fund sold	1,131,491

Receivable for investments sold	427,343

Total assets	1,222,982,727

LIABILITIES

Payable for shares of the fund repurchased	3,375,939

Payable for compensation of Manager (Note 2)	459,062

Payable for custodian fees (Note 2)	3,375

Payable for investor servicing fees (Note 2)	93,069

Payable for Trustee compensation and expenses (Note 2)	375,931

Payable for administrative services (Note 2)	4,558

Payable for distribution fees (Note 2)	659,504

Distributions payable to shareholders	1,053,223

Other accrued expenses	80,320

Total liabilities	6,104,981

Net assets	$1,216,877,746

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,131,081,541

Distributions in excess of net investment income (Note 1)	(133,050)

Accumulated net realized loss on investments (Note 1)	(27,098,019)

Net unrealized appreciation of investments	113,027,274

Total — Representing net assets applicable to capital shares outstanding	$1,216,877,746

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,119,017,501 divided by 124,217,965 shares)	$9.01

Offering price per class A share (100/96.00 of $9.01)*	$9.39

Net asset value and offering price per class B share ($11,689,136 divided by 1,297,238 shares)**	$9.01

Net asset value and offering price per class C share ($41,828,825 divided by 4,634,178 shares)**	$9.03

Net asset value and redemption price per class M share ($7,277,387 divided by 805,493 shares)	$9.03

Offering price per class M share (100/96.75 of $9.03)†	$9.33

Net asset value, offering price and redemption price per class Y share
($37,064,897 divided by 4,107,083 shares)	$9.02

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36	Tax Exempt Income Fund

Statement of operations Six months ended 3/31/13 (Unaudited)

INTEREST INCOME	$28,200,221

EXPENSES

Compensation of Manager (Note 2)	$2,756,404

Investor servicing fees (Note 2)	280,341

Custodian fees (Note 2)	7,810

Trustee compensation and expenses (Note 2)	64,836

Distribution fees (Note 2)	1,511,170

Administrative services (Note 2)	21,267

Other	130,725

Total expenses	4,772,553

Expense reduction (Note 2)	(1,332)

Net expenses	4,771,221

Net investment income	23,429,000

Net realized gain on investments (Notes 1 and 3)	833,122

Net unrealized depreciation of investments during the period	(11,219,607)

Net loss on investments	(10,386,485)

Net increase in net assets resulting from operations	$13,042,515

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income	$23,429,000	$49,182,374

Net realized gain on investments	833,122	6,251,881

Net unrealized appreciation (depreciation) of investments	(11,219,607)	58,806,289

Net increase in net assets resulting from operations	13,042,515	114,240,544

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(63,529)	(162,833)

Class B	(626)	(1,168)

Class C	(2,208)	(4,404)

Class M	(388)	(793)

Class Y	(2,153)	(3,244)

From tax-exempt net investment income
Class A	(21,410,794)	(45,576,868)

Class B	(176,164)	(301,824)

Class C	(586,786)	(1,045,350)

Class M	(120,591)	(218,416)

Class Y	(765,200)	(1,211,792)

Increase (decrease) from capital share transactions (Note 4)	(15,383,821)	36,591,620

Total increase (decrease) in net assets	(25,469,745)	102,305,472

NET ASSETS

Beginning of period	1,242,347,491	1,140,042,019

End of period (including distributions in excess of net
investment income of $133,050 and $433,611, respectively)	$1,216,877,746	$1,242,347,491

* Unaudited

The accompanying notes are an integral part of these financial statements.

38	Tax Exempt Income Fund

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Tax Exempt Income Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
March 31, 2013 **	$9.08	.17	(.07)	.10	(.17)	(.17)	—	—	$9.01	1.09 *	$1,119,018	.37 *	1.89 *	7 *
September 30, 2012	8.59	.37	.48	.85	(.36)	(.36)	—	—	9.08	10.09	1,151,395.75		4.15	14
September 30, 2011	8.71	.40	(.14)	.26	(.38)	(.38)	—	— [c,d]	8.59	3.25	1,077,869.75		4.74	9
September 30, 2010	8.60	.39	.10	.49	(.38)	(.38)	— [c]	— [c,e]	8.71	5.97	1,168,501	.75 [h]	4.59 [h]	13
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	— [c]	— [c,f,g]	8.60	14.03	1,156,735	.82 [h]	4.88 [h]	19
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	— [c]	—	7.92	(4.13)	1,141,001.82		4.49	46

Class B
March 31, 2013 **	$9.08	.14	(.07)	.07	(.14)	(.14)	—	—	$9.01	.77 *	$11,689	.69 *	1.58 *	7 *
September 30, 2012	8.59	.31	.48	.79	(.30)	(.30)	—	—	9.08	9.39	10,912	1.38	3.50	14
September 30, 2011	8.71	.34	(.13)	.21	(.33)	(.33)	—	— [c,d]	8.59	2.59	7,683	1.38	4.12	9
September 30, 2010	8.60	.34	.10	.44	(.33)	(.33)	— [c]	— [c,e]	8.71	5.37	10,561	1.39 [h]	3.96 [h]	13
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	— [c]	— [c,f,g]	8.60	13.43	17,347	1.46 [h]	4.27 [h]	19
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	— [c]	—	7.92	(4.67)	26,427	1.46	3.85	46

Class C
March 31, 2013 **	$9.10	.14	(.08)	.06	(.13)	(.13)	—	—	$9.03	.70 *	$41,829	.76 *	1.50 *	7 *
September 30, 2012	8.61	.30	.48	.78	(.29)	(.29)	—	—	9.10	9.22	37,468	1.53	3.35	14
September 30, 2011	8.72	.33	(.12)	.21	(.32)	(.32)	—	— [c,d]	8.61	2.57	26,932	1.53	3.96	9
September 30, 2010	8.61	.32	.11	.43	(.32)	(.32)	— [c]	— [c,e]	8.72	5.12	32,627	1.54 [h]	3.79 [h]	13
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	— [c]	— [c,f,g]	8.61	13.10	25,227	1.61 [h]	4.07 [h]	19
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	— [c]	—	7.93	(4.92)	16,564	1.61	3.71	46

Class M
March 31, 2013 **	$9.11	.16	(.08)	.08	(.16)	(.16)	—	—	$9.03	.83 *	$7,277	.51 *	1.75 *	7 *
September 30, 2012	8.61	.34	.50	.84	(.34)	(.34)	—	—	9.11	9.89	6,555	1.03	3.86	14
September 30, 2011	8.73	.37	(.13)	.24	(.36)	(.36)	—	— [c,d]	8.61	2.95	5,131	1.03	4.47	9
September 30, 2010	8.62	.37	.10	.47	(.36)	(.36)	— [c]	— [c,e]	8.73	5.66	6,217	1.04 [h]	4.30 [h]	13
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	— [c]	— [c,f,g]	8.62	13.68	6,107	1.11 [h]	4.58 [h]	19
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	— [c]	—	7.94	(4.39)	5,235	1.11	4.20	46

Class Y
March 31, 2013 **	$9.10	.18	(.08)	.10	(.18)	(.18)	—	—	$9.02	1.09 *	$37,065	.26 *	2.00 *	7 *
September 30, 2012	8.60	.38	.50	.88	(.38)	(.38)	—	—	9.10	10.43	36,018.53		4.34	14
September 30, 2011	8.72	.41	(.13)	.28	(.40)	(.40)	—	— [c,d]	8.60	3.47	22,427.53		4.93	9
September 30, 2010	8.61	.41	.10	.51	(.40)	(.40)	— [c]	— [c,e]	8.72	6.21	17,081	.54 [h]	4.74 [h]	13
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	— [c]	— [c,f,g]	8.61	14.39	5,106	.61 [h]	5.05 [h]	19
September 30, 2008†	8.62	.30	(.70)	(.40)	(.30)	(.30)	— [c]	—	7.92	(4.77) *	718	.45 *	3.52 *	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Tax Exempt Income Fund	Tax Exempt Income Fund	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended September 30, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

42	Tax Exempt Income Fund

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Tax Exempt Income Fund	43

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2012, the fund had a capital loss carryover of $26,478,296 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$—	$3,033,730	$3,033,730	*

430,649	N/A	430,649	September 30, 2013

1,248,409	N/A	1,248,409	September 30, 2014

150,375	N/A	150,375	September 30, 2016

6,919,758	N/A	6,919,758	September 30, 2017

13,617,607	N/A	13,617,607	September 30, 2018

1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $206,758 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

44	Tax Exempt Income Fund

The aggregate identified cost on a tax basis is $1,090,352,577, resulting in gross unrealized appreciation and depreciation of $122,478,206 and $8,555,223, respectively, or net unrealized appreciation of $113,922,983.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$258,441	Class M	1,584

Class B	2,567	Class Y	8,754

Class C	8,995	Total	$280,341

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,332 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $979, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Tax Exempt Income Fund	45

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,246,251	Class M	17,519

Class B	48,292	Total	$1,511,170

Class C	199,108

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57,228 and $1,453 from the sale of class A and class M shares, respectively, and received $3,617 and $33 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $111,099,493 and $79,871,440, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	6,331,329	$57,825,452	13,829,008	$122,452,358

Shares issued in connection with
reinvestment of distributions	1,884,150	17,141,035	3,978,511	35,259,403

	8,215,479	74,966,487	17,807,519	157,711,761

Shares repurchased	(10,782,989)	(98,124,451)	(16,476,877)	(145,831,463)

Net increase (decrease)	(2,567,510)	$(23,157,964)	1,330,642	$11,880,298

46	Tax Exempt Income Fund

	Six months ended 3/31/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	184,803	$1,683,520	596,334	$5,313,987

Shares issued in connection with
reinvestment of distributions	15,575	141,676	25,362	225,080

	200,378	1,825,196	621,696	5,539,067

Shares repurchased	(104,405)	(950,360)	(314,548)	(2,790,468)

Net increase	95,973	$874,836	307,148	$2,748,599

	Six months ended 3/31/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	779,362	$7,114,446	1,368,641	$12,130,888

Shares issued in connection with
reinvestment of distributions	50,033	456,034	93,948	834,731

	829,395	7,570,480	1,462,589	12,965,619

Shares repurchased	(313,173)	(2,850,128)	(473,931)	(4,197,365)

Net increase	516,222	$4,720,352	988,658	$8,768,254

	Six months ended 3/31/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	85,307	$777,061	146,795	$1,309,973

Shares issued in connection with
reinvestment of distributions	12,432	113,380	22,978	204,377

	97,739	890,441	169,773	1,514,350

Shares repurchased	(12,044)	(110,104)	(45,570)	(406,113)

Net increase	85,695	$780,337	124,203	$1,108,237

	Six months ended 3/31/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,240,539	$11,332,814	2,105,459	$18,680,465

Shares issued in connection with
reinvestment of distributions	65,712	598,632	98,325	875,611

	1,306,251	11,931,446	2,203,784	19,556,076

Shares repurchased	(1,158,441)	(10,532,828)	(850,907)	(7,469,844)

Net increase	147,810	$1,398,618	1,352,877	$12,086,232

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncement

In January 2013, ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the fund’s financial statements.

Tax Exempt Income Fund	47

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

48	Tax Exempt Income Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Tax Exempt Income Fund	49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50	Tax Exempt Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Tax Exempt Income Fund	51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

52	Tax Exempt Income Fund

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA041
280808 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013